Quest Solution Announces the Acquisition of HTS Image Processing, Inc.,
a Leader in Artificial Intelligence-Based Automated Vision Solutions

●	McKinsey & Co. estimates that Artificial Intelligence (AI) will generate up to $2 trillion in additional value in Supply Chain and Manufacturing (1)

●	Quest intends to integrate AI into its Supply Chain solutions; Acquisition positions Company to penetrate new large verticals including Security, Parking Automation and Access Control

●	6,300 Installations in North America provide a solid base for high value Big Data and Analytics

EUGENE, Oregon, October 11, 2018 — Quest Solution, Inc. (OTCQB: QUES), (“Quest” or “the Company”) a specialty systems integrator focused on field and supply chain mobility, announced that it has acquired HTS Imaging Processing, Inc. (“HTS”), a technological world leader in computer vision image processing-based solutions for Security, Safe Cities, Traffic Management, Parking Management, Law Enforcement, Surveillance and Access Control.

HTS’ groundbreaking AI-based vision solutions are currently in use for sensitive Homeland Security anti-terror projects and discerning customers including: the Brookhaven National Laboratory for access control, JFK Airport, Newark Airport, La Guardia Airport, Boston’s Logan Airport, the U.S. Department of Transportation for readers at the US/Mexico border crossing, as well as a Florida municipality, and a Middle Eastern Homeland Security authority for the automated monitoring of sensitive zones.

Inspired by time-critical “friend or foe” decision-making processes, HTS’ patented algorithms are based on a combination of cognitive science and machine learning-based (Artificial Intelligence) pattern recognition arbitrated through a multilayered decision-making process which offers both speed and accuracy.

The Company believes that integrating HTS’ patented and proprietary AI technology into Quest’s existing Supply Chain offering will allow for automated logistics monitoring and optimization, creating operational efficiencies at the higher margins associated with the AI value-creation paradigm for both Quest and its Fortune 500 clientele. For the first six months of 2018, Quest reported revenues of approximately $29 million.

For fiscal year 2018, HTS is expected to generate approximately $10 million in revenue with operational profitability and average gross margin of approximately 38% — significantly higher than Quest’s average gross margin of 21%. Quest is purchasing HTS for $6.3 million, mainly paid in restricted shares at the average closing price for the trailing 20 trading days.

Shai Lustgarten, CEO of Quest Solution, stated, “We are thrilled to bring innovative AI solutions to our Fortune 500 customers in the Supply Chain market. Adding new technology with Company-owned IP was a key goal that we articulated when new management embarked on the turnaround of Quest. This acquisition provides higher margin growth and transforms Quest’s business model by positioning the Company as a technological leader with state-of-the-art solutions in two multi-billion dollar, high growth markets:

●	HTS’ original Smart City and Homeland Security markets, with applications such as Automated Access Control, Parking and Traffic management
●	Quest’s original Supply Chain Management market with significantly higher margins gained by the integration of HTS’ AI technology

“HTS’ AI technology will take our Supply Chain solutions to the next level, addressing essential needs in Law Enforcement, Home Land Security, Logistic Yard Management, Automation of Parking, Traffic Management and Security.”

Additionally, HTS has a Salt Lake City-based facility that manufactures ruggedized computers and other electronics products for a long-term customer base. Quest expects to utilize this facility to support the manufacture of new white label products for its own Supply Chain solutions. The introduction of white label equipment is expected to enhance customer service while driving higher margins and revenue growth for Quest.”

In addition to his role as CEO of Quest Solution, Shai Lustgarten is also a major shareholder and the CEO of HTS, and as a result, the acquisition constitutes a related party transaction. Mr. Carlos Nissenson, a principal shareholder of Quest, is also a principal shareholder of HTS. A special independent committee of the Board of Directors of Quest was established to consider the proposed transaction, and on their recommendation, the Board ordered an independent valuation analysis and a fairness opinion. The Board determined that the transaction is in the best interests of the Company, that the consideration payable by the Company pursuant to the transaction is fair to the shareholders of Quest, and unanimously approved the transaction (with directors who are conflicted, abstaining).

ThinkEquity, a division of Fordham Financial Management, Inc., acted as financial advisor to Quest Solution, Inc.

Mr. Lustgarten concluded, “As an executive of both companies, I sit in a unique position to see the operational benefits of bringing these two companies together and am pleased that the independent board committee came to the same conclusion after careful consideration. We look forward to this new chapter in the development of our Company and believe this acquisition will enhance our offerings and our leadership position to drive shareholder value.”

About Quest Solution, Inc.

Quest Solution is a Specialty Systems Integrator focused on Field and Supply Chain Mobility. We are also a manufacturer and distributor of consumables (labels, tags, and ribbons), RFID solutions, and barcoding printers. Founded in 1994, Quest is headquartered in Eugene, Oregon, with offices in the United States.

Rated in the Top 1% of global solution providers, Quest specializes in the design, deployment and management of enterprise mobility solutions including Automatic Identification and Data Capture (AIDC), Mobile Cloud Analytics, RFID (Radio Frequency Identification), and proprietary Mobility software. Our mobility products and services offering is designed to identify, track, trace, share and connect data to enterprise systems such as CRM or ERP solutions. Our customers are leading Fortune 500 companies from several sectors including manufacturing, retail, distribution, food / beverage, transportation and logistics, health care and chemicals / gas / oil.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Quest Solution, Inc.’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, risks related to the sale of Quest Solution Canada Inc. to Viascan Group Inc. and other information that may be detailed from time-to-time in Quest Solution Inc.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company’s recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. Quest Solution, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

(1)	https://www.mckinsey.com/featured-insights/artificial-intelligence/notes-from-the-ai-frontier-applications-and-value-of-deep-learning

Investor Contact:

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